UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 18, 2017

Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-12744	56-1848578
(Commission File Number)	(IRS Employer Identification No.)
2710 Wycliff Road, Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

Martin Marietta Materials, Inc. held its Annual Meeting of Shareholders on May 18, 2017.  Of the 62,631,458 shares outstanding and entitled to vote, 57,660,610 shares were represented at the meeting, or a 92.06% quorum.  The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1 – Election of Directors

Elected the following three individuals to the Board of Directors to serve as directors for a term of one year until the Annual Meeting of Shareholders in 2018, and until their successors have been duly elected and qualified:

	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes

Sue W. Cole	53,158,431	1,374,906	49,523	3,077,750

John J. Koraleski	54,073,940	417,763	91,157	3,077,750

Michael J. Quillen	54,206,661	331,437	44,762	3,077,750

Stephen P. Zelnak, Jr.	52,224,650	2,312,670	45,540	3,077,750

Proposal 2 – Ratification of Appointment of Independent Auditors

Ratified the selection of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2017.  The voting results for this ratification were 57,480,155 shares voted for; 130,996 shares voted against; and 49,459 shares abstained from voting.

Proposal 3 — Advisory Vote on Compensation of Named Executive Officers

Approved, on an advisory basis, the overall compensation paid to the Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement.  The voting results for this approval were 52,309,700 shares voted for; 2,094,453 shares voted against; 178,707 shares abstained from voting; and there were 3,077,750 broker non-votes.

Proposal 4 – Advisory Vote on the Frequency of Future Shareholder Votes to Approve Compensation of Named Executive Officers

Approved, on an advisory basis, shareholders have an advisory vote on executive compensation every 1 year.  The voting results for this approval were 50,252,560 shares voted for every one year; 164,452 shares voted for every two years; 3,995,203 shares voted for every three years; 170,645 shares abstained from voting; and there were 3,077,750 broker non-votes.  In accordance with the results of this vote, the Board of Directors determined to implement an annual advisory vote on executive compensation.

Proposal 5 – Advisory Vote on Shareholder Proposal that the Board of Directors Amend the Bylaws to Provide for Proxy Access

Approved, on an advisory basis, the Board of Directors amending the Bylaws to provide for proxy access.  The voting results for this approval were 39,461,275 shares voted for; 14,981,640 shares voted against; 139,945 shares abstained from voting; and there were 3,077,750 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: May 19, 2017	By:	/s/ Anne H. Lloyd
Anne H. Lloyd,
Executive Vice President and
Chief Financial Officer